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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 1996


                             THE CERPLEX GROUP, INC.
                         ------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                        0-23602                   33-0411354
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(State or other jurisdiction          (Commission                (IRS Employer
      of incorporation)               File Number)           Identification No.)

  1382 Bell Avenue, Tustin, California                   92680
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  (Address of principal executive offices)            (Zip Code)


                                 (714) 258-5600
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               (Registrant's telephone number including area code)


                                 Not applicable
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         (Former name or former address, if changed since last report.)
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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  (a) On May 24, 1996 The Cerplex Group, Inc., a Delaware corporation ("Cerplex" or the "Company") and its wholly-owned subsidiary, Cerplex Limited, an English company ("Cerplex Limited"), acquired one hundred percent (100%) of the shares of Cerplex S.A.S., a French company ("Cerplex SAS"), from Rank Xerox-The Document Company SA, a French company ("RXSA"), and Rank Xerox Limited, an English company ("RXL"). Cerplex SAS is the legal successor to Rank Xerox et Compagnie, which was transformed immediately prior to the acquisition from a societe en nom collectif (a type of partnership) into a societe par actions simplifee (a form of limited liability company), at which time its name was changed to Cerplex SAS. The Company acquired
          289,999 shares of Cerplex SAS and Cerplex Limited acquired one share.

                      The acquisition of Cerplex SAS was made in accordance with the terms of a Stock Purchase Agreement and a Contract of Warranty, each between the Company and Cerplex Limited, on the one hand, and RXSA and RXL, on the other hand, and dated as of May 24, 1996. The total purchase price for the acquisition was 25,268,000 French Francs (approximately $4,830,000). In addition, the Company paid 2,728,000 French Francs (approximately $520,000) in acquisition-related taxes and registration fees. The purchase price for the shares of Cerplex SAS was based upon the estimated net book value of the assets of Cerplex SAS as of May 24, 1996. If an audit subsequent to May 24, 1996 shows the net book value of the Cerplex SAS assets to be higher or lower than the purchase price paid at closing, there will be an adjustment to such purchase price. The funds used to purchase the shares of Cerplex SAS were generated internally from the operations of Cerplex and its subsidiaries.

                  (b) The assets of Cerplex SAS include an equipment repair and remanufacturing facility of approximately 335,000 square feet on a 38-acre site in Neuville-en-Ferrain, near Lille in northern France. The facility has been used since 1974 by Rank Xerox as a site for the assembly and refurbishment of Rank Xerox office systems, laser-based copiers and printers and paper-handling equipment. Cerplex plans to continue to operate the facility substantially as it has been operated in the past by Rank Xerox. Under a Supply and Services Agreement among Cerplex, Cerplex SAS, RXL and RXSA, which has an initial four-year term, Cerplex SAS will continue to repair and remanufacture products and components for Rank Xerox at the facility. In addition to the services to be provided to Rank Xerox, Cerplex SAS intends to introduce product repair, remanufacturing and logistics services at the site for other multinational customers.

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          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.


             (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  At the time of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the required financial statements. Such financial statements will be filed as soon as practicable, but in no case later than sixty (60) days from the filing date of this Current Report.

             (b)  UNAUDITED PRO FORMA FINANCIAL DATA.

                  At the time of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the required pro forma financial information. Such pro forma financial information will be filed as soon as practicable, but in no case later than sixty (60) days from the filing date of this Current Report.

             (c)  EXHIBITS.


EXHIBIT
NUMBER           DESCRIPTION OF EXHIBITS              METHOD OF FILING
- -------          -----------------------              ----------------


2.1   Stock Purchase Agreement dated as of            Filed herein.
      May 24, 1996, by and among The Cerplex
      Group, Inc., Cerplex Limited, Rank Xerox -
      The Document Company S.A. and Rank Xerox
      Limited (conformed copy to original).*

2.2   Contract of Warranty dated as of May 24,        Filed herein.
      1996, by and among The Cerplex Group, Inc.
      Cerplex Limited, Rank Xerox - The Document
      Company S.A. and Rank Xerox Limited
      (conformed copy to original).*

2.3   Supply and Services Agreement dated as of       Filed herein.
      May 24, 1996, by and among The Cerplex
      Group, Inc. Cerplex Limited, Rank Xerox -
      The Document Company S.A. and Rank Xerox
      Limited (conformed copy to original).*

23.1  Consent of Price Waterhouse, Independent        To be filed by amendment.
      Public Accountants.

27.1  Financial Data Schedule                         To be filed by amendment.


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* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to this document to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 7, 1996

                             THE CERPLEX GROUP, INC.

                              By: /s/ BRUCE D. NYE
                                  ----------------------------
                                    Bruce D. Nye
                                    Chief Financial Officer



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                                INDEX TO EXHIBITS

                                                                    Sequentially
                                                                      Numbered
Exhibit                   Description                                   Page
- -------                   -----------                               ------------

  2.1 Stock Purchase Agreement dated as of May 24, 1996, by and among The Cerplex Group, Inc., Cerplex
             Limited, Rank Xerox - The Document Company S.A.
             and Rank Xerox Limited (conformed copy to original).*

  2.2 Contract of Warranty dated as of May 24, 1996, by and among The Cerplex Group, Inc. Cerplex Limited, Rank Xerox - The Document Company S.A. and Rank Xerox Limited (conformed copy to original).*

  2.3        Supply and Services Agreement dated as of May 24,
             1996, by and among The Cerplex Group, Inc. Cerplex
             Limited, Rank Xerox - The Document Company S.A.
             and Rank Xerox Limited (conformed copy to original).*


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* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to this document to the Securities and Exchange Commission upon request.



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